NOTE 6 - EQUIPMENT (Detail) - Equipment (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Computer equipment under capital lease		$ 223,683	$ 182,936
Nexus computer equipment under capital lease		42,023	42,023
Total Equipment		265,706	224,959
Less accumulated depreciation		(99,596)	(14,301)
Equipment – net	$ 99,683	$ 166,110	$ 210,658